Exhibit 99.1

K12 Investor Overview Fiscal Year 2017

Forward Looking Statements In this presentation, the use of words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential” or “continue” and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include those discussed in the Company’s filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2

3 K12 – Who are we? K12 is A Technology-BASED education company We offer our proprietary curriculum, software systems and educational services to public and private schools nationwide and across the globe

4 How K12 Serves the Market Managed Public School Programs Private Pay Schools FY 16 Revenue: $717 million FY 16 Revenue: $47 million FY 16 Revenue: $109 million K12 serves the education market through three lines of business Institutional State-funded public schools managed by K12 for non-profit boards Support for fully online programs, as well as hybrid and blended school options Provide school districts with blended and supplemental online programs including content, technology & instruction Support full-time district controlled (non-managed) schools Family-paid private online schools that serves students in 100 countries worldwide Direct sale to consumer – supplemental/ preparatory educational instruction for PreK-2nd grade

Managed public schools & related programs 5

K12 Managed Public School Programs 6 K12 remains bullish on the long-term opportunities in the managed public school market Largest provider of education management solutions for full-time online schools Low penetration in large existing market with potential for 30%+ growth in market size over time High barriers to entry for nationwide competitors Solid fundamentals with improving academic outcomes support increasing enrollment levels Strong tailwinds with recent Republican wins at Federal/State level K12 is targeting ongoing growth in Managed Public School Programs with a focus on increasing penetration in existing states, opening new states, and supporting steady per pupil rate increases

# K12 Managed Public School Programs



WA
OR
ID
MT
ND
SD
WY
NV
CA
UT
CO
NE
KS
AZ
NM
OK
TX
MN
IA
WI
IL
MO
AR
LA
MS
MI
IN
OH
KY
TN
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI

Statewide Full-time Managed Programs
Full-time Managed Programs – County based
Blended/Hybrid or District Program
No Program

- **K12 provides a turnkey operation, including, but not limited to, curriculum, technology, teachers, financial support, administration, professional development, testing, marketing & enrollment services, public affairs, and public relations**
- **Size & Scope**
  - 100+K students
  - Over 70 partner schools across the U.S.
  - Employ the largest network of online educators (~5,000)
  - 1+M courses taught per year

7

K12 Managed Public School Programs 8 Student Issues / Circumstances Struggled in traditional school Advanced learner Bullied Negative social experience Pursuing profession Athlete / Artist Military Religious Health Special education Parents choose a full-time online school option for a variety of reasons Why K-8 Parents chose a K12 partner school* We believe that the demand for a full-time online school option is approximately 2%-3% of the K-12 student population; today’s penetration is 0.8% of today’s market where this option is available * 2016 K12 study – top reasons why parents chose K12 partner school

K12 Managed Public School Programs

# The full-time online school market potential is \$7B-\$11B

*Significant growth exists in today's states with further potential as all states adopt full-time online options*

| | Today's Market: 33 states + D.C. | Potential market: 50 states + D.C. |
|---|---|---|
| **Number of students in K-12 in U.S.** | 38.8M | 53.0M |
| **Market potential - students** *(assume 2-3% penetration once programs fully ramped)* | 0.8-1.2M | 1.1-1.6M |
| **Current FT Online Students in U.S.*** | 0.3M | 0.3M |
| **Market potential** *(assume \$6,700/enrollment)* | \$5.4B-\$8B | \$7.4B-\$10.7B ✓ |

9

* Watson, J., et. al. (2013). Keeping Pace with K-12 Online & Blended Learning: An Annual Review of Policy and Practice. Evergreen Education Group. http://kpk12.com/reports/.

10 K12 Managed Public School Programs Large investment in high-quality platform, curriculum and educational services to support all grades/subjects Significant back office, marketing/enrollment, public affairs and other administrative infrastructure required Depth of experience in working with independent boards to open/operate schools 1 3 2 4 5 Heavy investment required to underwrite/fund schools Major working capital requirements While there are multiple firms providing a managed school solution, there is only one other firm providing solutions at a nationwide level due to high barriers to scale

K12 Managed Public School Programs 11 K12 has invested in a multi-year plan to establish a foundation for sustained long-term growth Managed Public School Enrollments – Count Date (Q1) Invested in Teachers & Leaders Increased Student Engagement Expanded Program Options Refined Marketing Strategy Product Innovation – curriculum, platform & solutions Areas of investment: The result has been an increase in student enrollments in FY17 0 20,000 40,000 60,000 80,000 100,000 120,000 FY14 FY15 FY16 FY17

# $K^{12}$ Managed Public School Programs

**Post-election, with Republican wins, policy environment more favorable for school choice at federal/state level, providing support for increased enrollment and wider state adoptions**

- ✓ Department of Education – Betsy DeVos: pro-school choice & virtual options
- ✓ Republican majority at state-level: 34 governorships; 25 state legislatures

**Working cooperatively at the federal/state level, K12 will look to:**

1. Grow the number of states offering a full-time online school option (e.g. MI, KY)
2. Raise enrollment levels in existing partner schools, including those with caps
3. Increase funding levels for partner schools
4. Expand school options in existing states, including blended , dual-credit, early college and career readiness programs

12

Institutional 13 Content sales to Public School Districts Services sold to non-school related Institutions (e.g. corrections departments, other education management companies, etc. K12’s brand for the Institutional Market: Fuel Education or FuelEd

K12 Institutional 14 K12 Institutional provides strong growth potential for the Company over the long-term Competing in a ~$6.5B market today growing at ~10% Leveraging one of the industry’s largest curriculum, technology and educational solution suites recently upgraded for ELL and CTE markets Entering $6B+ in new markets with innovative new solutions K12 is targeting growth in the Institutional business, with revenues growing at a double-digit pace, over the long term Expanding use of digital learning and adoption of new school models that leverage online learning will further accelerate growth Increasing support for online options in traditional setting with Republican wins at Federal/State level

# K¹² Institutional

## Education Delivery System Evolving & Embracing Technology


Platform & Admin Tools, $0.7B
Instruction Support, $2.6 B
Content, $3.2B

**K-12 digital content spending growing ~10% CAGR**

### School Districts Expanding Digital Learning

- Prevalence of state & district-administered virtual learning programs increasing
- Range from supplementing classroom instruction to full-time programs

### More Technology in the Classroom

- Technology in the classroom is a force multiplier for teachers
- Makes learning available 24/7
- Levels academic playing field in terms of curriculum
- Custom, individualized learning plans for every child

### Existing market K[12] competes in is ~6.5B growing at ~10% CAGR

- Market is diverse, with players serving both niche and cross-segment market

15

# K12 Institutional

## Technology is creating new models on educating students

| Traditional School | In Classroom Models | New Classroom Models | New School Models |
| --- | --- | --- | --- |
| | Shift to digital | More Scheduling Options | More Student Choices |



Math | In School Teacher | Print Textbook
English | In School Teacher | Print Textbook
Science | In School Teacher | Teacher Lessons
Social Studies | In School Teacher | Teacher Lessons
Foreign Language | In School Teacher | Teacher Lessons
Math | Para-Professional | Adaptive Content
Science | In School Teacher | Open Educational Resources
English | Online Teacher | FuelEd Content
Social Studies | Online Teacher | Partner Content
Foreign Language | Online Teacher | Licensed Content
Summer School
Virtual School
Homebound
Credit Recovery
STEM Academy

- Monolithic
- Inflexible
- Standard
- Costly

- More Choices for students and administrators
- More Flexibility for teachers
- More Insight to performance for parents
- Lower cost to serve

- Alternative School Solutions
- Demand-Based School Models

EXISTING MODEL ⟷ NEW MODELS

16

17 Peak, an easy-to-use technology platform that simplifies administration and makes monitoring and reporting more efficient The industry’s largest catalog of flexible digital curriculum aligned to national and state standards A full range of educational services, including certified instruction and professional development Options to develop or customize curriculum using content and assessments from a variety of sources Fuel Education (FuelEd) addresses the market by simplifying the implementation challenges of multiple learning models K12 Institutional

# K12 Institutional

**K12 is expanding into new segments of the institutional market that provide additional growth potential for the long-term**

1. **Career Technical Education**
   - $0.2B market today with potential $2B market expansion; directly supports "get America back to work" focus

2. **Supplemental Courses**
   - $1.3B market – LearnBop from FuelEd is new interactive math learning system

3. **Credit Recovery**
   - $0.5-$1.0B market – leverages existing K12 content – most common reason districts use online courses

4. **English Language Learning**
   - $1.0B market – today 1 in 10 students require language support; one of fastest growing segments

5. **Digital Courseware / Digital Textbooks** (textbook replacement)
   - *Disruptive technology* - $1.3B growing at 8% CAGR with additional plus $2B basal market; largely leverages existing investments in curriculum and infrastructure

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Private pay 19

# K12 Private Pay

## Private School (Family Pays) Market to grow to $900+M by 2018

*CAGR of 24% from 2013*

- **Private School market to grow from ~125K students in 2013 to ~370K in 2018**
- **Today K12 has ~3% revenue market share and is the #12 player in the market**
  - 60-70 schools comprise 90+% of the market
  - K12 has ~4% student market share and is the #8 player in the market



Est. Market Size in U.S. ($M)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$310
$384
$477
$591
$733
$909
2013A
2014E
2015E
2016E
2017E
2018E
Full-time online

1. *Source: Ambient Insight; U.S. DOE; NCES; NAIS; iNacol; Keeping Pace; Whitespace Partners*

20

21 K12 Private Pay College prep students targeting top 4-year colleges & universities Holistic, individualized college prep high school program from trusted experts Students seeking a better educational option, diverse learners, ex-pats, foreign nationals High-quality K-12 U.S. education with extensive support for families Dissatisfied public school students, high performers, homeschooled children Affordable, flexible private high school and middle school alternative K12 Private Schools Positioned in Three Distinct Segments Premium Segment Mid-Tier Segment Value Segment

# K$^{12}$ Private Pay

**K$^{12}$ is expanding into new segments of the private pay market that provides additional growth potential for the long-term**

1 **International**
- Focus on partnership strategy leveraging K12's core competencies - $100M near-term market with focus on LATAM and APAC countries

2 **Adult Learning**
- Leverage existing high school digital content to serve college remediation market

3 **Career Readiness**
- Address skills gap shortage with competency-based, industry-credentialed content for high demand career clusters with pathways to industry

4 **Homeschool**
- Targeted campaign at 1.8M U.S. homeschooled population to use curriculum as part of their homeschooling activities

22

financial 23

K12 Financials 24 Revenue K12 financials met expectations in FY16 with improving trends in FY17E K12 guidance – increasing revenue and operating income in FY17 Increasing operating leverage During fiscal year 2014, the Company incurred charges relating to additional reserves, accelerated amortization and severance costs of $32.2 million. In 2015, the Company incurred charges related to end of life products, software and inventory, reserves and severance costs that totaled $28.4 million. Adjusted Operating Income and Adjusted EBITDA for 2014 and 2015 are shown excluding these charges. Adjusted Operating Income in 2016 excludes the net charge associated with the CA AG settlement. Note: FY17E revenue, operating income, and EBITDA represents analyst consensus. Reconciliation of Adjusted Operating Income and EBITDA to GAAP reported numbers can be found on slide #28 Adjusted Operating Income * Adjusted EBITDA* $- $10 $20 $30 $40 $50 $60 $70 $80 2014 2015 2016 2017E $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2014 2015 2016 2017E

K12 Financials 25 Balance Sheet – Q4 Fiscal 2016 Free Cash Flow Strong balance sheet and stock valuation Potential for improving free cash flow over time with cycle of capital investment tapering down * FY17E consensus reflects the average of the three analysts covering K12 Inc.

K12 Summary 26 Large and growing managed public school program business Over last 3 years took steps to address outcomes, content, curriculum and tools Enrollments grew in FY17 with untapped potential in existing and new markets/states Results: Guidance for revenue and operating income in FY17 shows positive trends Increased marketplace demand FuelEd and Private Pay well positioned for growth with $7+B in new markets being addressed Results: Strong demand for new products including English Language Learning and Career Technical Education Regulatory overhang reduced Republican sweep of elections creates positive environment for online and blended education Strong balance sheet and stock valuation $5.67/share in cash; $8.55/share in net working capital* Increasing free cash flow Cycle of investment coming to an end – reducing investment in capital * Net working capital equals current assets less current liabilities.

27

28 K12 – Additional Information Reconciliation of GAAP to non-GAAP measures referenced on page 24 * FY17E consensus reflects the average of the three analysts covering K12 Inc.